SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 28, 2000



                          YONKERS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Delaware                             0-277716                   13-3870836
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
  of incorporation)                                          Identification No.)



6 Executive Plaza, Yonkers, New York                               10701
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)




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Item 5.        Other Events

     On January 28, 2000, Yonkers Financial Corporation issued the press release attached as Exhibit 99.

Item 7.        Financial Statements and Exhibits

          (c)  Exhibits

                    99       Press Release dated January 28, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        YONKERS FINANCIAL CORPORATION



Date: January 28, 2000                  By: /s/ Richard F. Komosinski
                                           ------------------------------------
                                            Richard F. Komosinski, President and
                                              Chief Executive Officer
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                                  EXHIBIT INDEX




     EXHIBIT NO.                            DESCRIPTION
     -----------                            ------------
         99                                 Press Release Dated January 28, 2000




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                                   Exhibit 99




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DATE:     January 28, 2000

CONTACT:  Richard F. Komosinski, President & CEO

PHONE:    914-965-2500

FOR IMMEDIATE RELEASE
---------------------

                     YONKERS FINANCIAL CORPORATION ANNOUNCES
                            RESULTS OF ANNUAL MEETING


     Yonkers, New York - Yonkers Financial  Corporation (Nasdaq National Market:
YFCB) announced today that stockholders re-elected William G. Bachop, Donald R. Angelilli and Eben T. Walker as directors of the Corporation for three year terms.

     President Richard Komosinski stated: "We are pleased that stockholders share our vision of the Corporation's future and have voted to re-elect the Board's nominees rather than those of Mr. Seidman. We will continue to do everything possible to maximize the value of our franchise."

     The Board's nominees received over 63% of the votes cast while Mr. Seidman's nominees received approximately 35% of the votes cast.

     Yonkers Financial Corporation was organized in 1995 as the holding company for The Yonkers Savings and Loan Association, FA. Yonkers Savings serves the financial needs of communities in its market area through four traditional retail offices and one lending center located in Yonkers, New York and five in-store branches, located in Wappingers Falls, Yorktown Heights, Mt. Vernon, Cortlandt Manor and Poughkeepsie, New York.

     At December 31, 1999 the Company had consolidated total assets of $506.2 million and stockholders' equity of $31.6 million.

                                      -END-





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